UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2026

BV FINANCIAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36094	14-1920944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7114 North Point Blvd.
Baltimore, Maryland		21219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 410 477-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BVFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Election of Timothy L Prindle as Chairman

On June 1, 2026, BV Financial, Inc. (the “Company”) announced that its Board of Directors (the “Board”) elected Timothy L. Prindle as Chairman of the Board (“Chairman”) of the Company. This role will be in addition to his current roles as President and Chief Executive Officer (“CEO”) of the Company.

Mr. Prindle was elected Chairman because of his extensive knowledge of the Company and its markets, his leadership qualities, and his understanding and ability to oversee the implementation of the Company’s strategy. The Chairman is also responsible for developing the agendas of Board meetings in consultation with the Lead Independent Director (described below) and represents the Board in the community.

The Board reviews its leadership structure annually. The Board determines whether the Chairman and CEO roles will be held by the same person based on its assessment of what is in the best interests of the Company and its stockholders at a given point in time and the leadership qualities, experience and expertise of the individual and of the other members of the Board. The Board ultimately determined that a combined role was the best way at this time to align the Company’s operations and business with its strategic plan. Mr. Prindle’s leadership, strategic vision and service to the Company through a period of strong performance contributed to the decision by the Board that a combined Chairman and CEO role, with Mr. Prindle serving in such role, is in the best interests of the Company and its stockholders.

Election of William B. Crompton, III as Lead Independent Director

 The Board also recognizes the need for strong independent perspectives. Therefore, when the Chairman and CEO roles are combined, the Board expects that a Lead Independent Director will be appointed by the independent directors. Accordingly, the independent directors elected William B. Crompton, III as Lead Independent Director of the Company concurrent with Mr. Prindle’s election as Chairman. The Lead Independent Director is an independent director designated by the Board to lead the Board in fulfilling its duties effectively, efficiently, and independently of management. The Lead Independent Director collaborates with the Chairman and the independent directors, meets with the independent directors without management present, and provides input on and reviews the meeting agendas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BV FINANCIAL, INC.

Date:	June 1, 2026	By:	/s/ Timothy L. Prindle
Timothy L. Prindle President and Chief Executive Officer